UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

Greenland Mines Ltd

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

1300 South Boulevard, Suite D

Charlotte, NC 28203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GRML	The Nasdaq Stock Market LLC
Warrants	GRMLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into Material Agreement

On May 20, 2026, Greenland Mines Ltd (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Neo North Star Resources, Inc, a Delaware corporation (“Neo North Star”) and the stockholders of Neo North Star. Pursuant to the terms of the Merger Agreement, at the closing, Neo North Star will merge into Greenland Rare Earths Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), with Merger Sub being the surviving entity. Pursuant to the Merger Agreement, as consideration for the Merger, at the closing, the stockholders of Neo North Star will receive a total of $35,000,000 payable in the form of $20,000,000 in cash and $15,000,000 in newly issued shares of the Company’s common stock to be valued at a price per share equal to the volume-weighted average trading price of such shares for the twenty (20) trading days immediately preceding the date of execution of the Merger Agreement. The Merger Agreement contains customary representations and warranties of the parties.

The closing of the Merger Agreement is subject to customary closing and is also subject to the approval from the government of Greenland under section 69 of the Greenland Mineral Activities Act to the indirect transfer of the mineral rights currently held by Neo North Star.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
10.1	Agreement and Plan of Merger
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2026	GREENLAND MINES LTD

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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